Exhibit 10.13

Non-competition Agreement (translation)

Party A: Forasen Group Co., Ltd. (“Forasen Group”)

Party B: Farmmi, Inc. (“Farmmi”)

WHEREAS, both Party A and Party B are actually controlled by the couple of Mr. Zhengyu Wang and Ms. Yefang Zhang and both engage in agricultural products distribution, and Party B is planning to go public in USA, in order to avoid the competition in the same industry, both parties hereby agree as follows:

Article 1 Non-competition Scope

1. Non-competition scope in this agreement: any business Party B engages in anywhere, inside or outside PRC.

2. Party B’s business (“Business in Competition”) includes: wholesale, retail and online sale of prepackaged food and bulk food, procession and sale of agricultural products and edible fungi.

3. Any changes to non-competition scope or Party B’s business scope as agreed in this agreement, can only be made by a written agreement between both parties.

Article 2 Party A’s Warranties

1. Within the term of this agreement, any product sold by Party A anywhere inside or outside PRC which will compete with Party B (“Product in Competition”) must be purchased from Party B. Party A shall not purchase from any other third parties.

2. Besides purchasing Products in Competition from Party B and selling them, Party A shall not engage in any Business in Competition.

3. When Party A sells Products in Competition, it should do so in its own name, sign the sales agreements with its clients for its own interests, and independently undertakes the obligations and duties under such sales agreement. Without written authorization from Party B, Party A should not conduct the business in the name of an agent or franchise of Party B or Party B’s related company or subsidiary.

4. Party A should not sign any agreement, or make any promise, declaration, warranties and representations on behalf of Party B.

Article 3 Party B’s Warranties

1. The products supplied to Party A by Party B should meet relevant product quality and safety standards and Party A’s quality standard.

2. The price of the products supplied to Party A by Party B should be similar with the price of the products provided to other third parties at the same period.

Article 4 Obligation of Both Parties

1. Except for assignment by agreement and/or authorization of usage, any party should not use the other party’s logo, trademarks, or brands.

2. Party A hereby authorizes Party B to use Party A’s logo and/or trademark on the product packages without charge before April 1st, 2017.

3. Both parties should provide the other party with information and documents related to new business and business to be transferred at any time.

Article 5 Equal Responsibility

Unless otherwise agreed in this agreement, warranties and promises made by both parties under this agreement apply to the parties themselves, their wholly owned subsidiaries, controlled subsidiaries and branches. Party A or Party B under this agreement, unless otherwise agreed, should include Party A or Party B, and the companies stated above.

Article 6 Breach of Contract

Both parties agree to indemnify the other party for any direct and indirect loss of the other party caused by any breach of this agreement. The non-breaching party has the right to require the breaching party to cease the breach immediately.

Article 7 Term

This agreement comes into force on the effective date, until whichever earlier occurs:

(a) Mr. Zhengyu Wang and Ms. Yefang Zhang directly or indirectly hold less than 25% of Party B’s shares, or;

(b) Party B terminates its public offering in security exchange inside or outside of China.

Article 8 Dispute Resolution

For any disputes of agreement performance occur, both parties of this agreement shall resolve the disputes through friendly negotiation in the first place. If the disputes remain unresolved, any party can file a claim to a court with jurisdiction where Party A is located.

Article 9 Miscellaneous

1. Any amendments to this agreement should be made in written form and signed by both parties under this agreement.

2. This agreement comes into effect after being signed and sealed by both parties. This agreement is made in duplicate with each party herein holding one copy. Both copies have the same legal effect.

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[No agreement in this page; signing page for non-competition agreement between Forasen Group Co, Ltd. and Farmmi, Inc. only]

Party A (Seal): Forasen Group Co., Ltd.

Officer Signature:
Sign Date:

Party B: Farmmi, Inc.

Authorized Signature:
Sign Date: